Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement (No. 333-                 )
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of Grand Court Lifestyles, Inc. on Form S-4 of our report dated June 25, 1999 appearing in the Prospectus, which is part of the Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/BDO Seidman LLP
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BDO SEIDMAN LLP
New York, New York
October 7, 1999